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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 4, 2006
                                                         ---------------


                                EFC BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

   Delaware                      1-13605                     36-4193304
   --------                      -------                     ----------
(State or other            (Commission File Number)         (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

              1695 Larkin Avenue, Elgin, Illinois           60123
              -----------------------------------           -----
             (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (847) 741-3900
                                                     --------------

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS.
                ------------

         Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release jointly issued by MAF Bancorp, Inc. and EFC Bancorp, Inc. on January 4, 2006, announcing preliminary results of EFC Bancorp, Inc. merger consideration elections.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (a)     Financial Statements of Businesses Acquired: Not applicable

        (b)     Pro Forma Financial Information:  Not applicable

        (c)     Exhibits

                Number          Description
                ------          -----------

                99.1 Press Release Announcing Preliminary Results of EFC Bancorp, Inc. Merger Consideration Elections



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EFC BANCORP, INC.


Dated:    January 4, 2006                       By: /s/ Eric J. Wedeen
                                                    ----------------------------
                                                    Eric J. Wedeen
                                                    Chief Financial Officer and
                                                    Senior Vice President